SUPPLEMENT TO THE PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION

                     CREDIT SUISSE GLOBAL FIXED INCOME FUND

The following information supersedes certain information in the fund's Prospectuses and Statement of Additional Information.

The Credit Suisse Global Fixed Income Management Team is responsible for the day-to-day management of the fund. The team currently consists of Kevin D. Barry, John de Garis, Sheila Huang, Richard Avidon, Joanne Gilbert and Philip Wubbena. Michael E. Gray is no longer a member of the team.


Dated:  June 16, 2006                                          16-0606
                                                               for
                                                               BONDFUNDS-PRO-CMN
                                                               GFI-PRO-LOAD
                                                               2006-012